EXHIBIT 23.1

Collins Barrow Toronto LLP
Collins Barrow Place
11 King Street West
Suite 700, PO Box 27
Toronto, Ontario
M5H 4C7 Canada

T. 416.480.0160
F. 416.480.2646

www.collinsbarrow.com

Consent of Independent Registered Public Accounting Firm

The Board of Directors of Sphere 3D Corp.

We consent to the inclusion in this registration statement on Form S-8 of Sphere 3D Corp., being filed with the United States Securities and Exchange Commission of:

  our Independent Auditors’ Report dated October 14, 2014, on the consolidated financial statements of Sphere 3D Corp., which comprise the consolidated balance sheets as at December 31, 2013 and December 31, 2012 and the consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the years ended December 31, 2013 and 2012 and a summary of significant accounting policies and other explanatory information, prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board;
  our Independent Auditors’ Report dated April 10, 2013, on the consolidated financial statements of Sphere 3D Corp., which comprise the consolidated balance sheets as at December 31, 2012 and December 31, 2011 and the consolidated statements of loss and comprehensive loss, changes in equity and cash flows for the years ended December 31, 2012 and 2011 and a summary of significant accounting policies and other explanatory information, prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

Licensed Public Accountants
Chartered Accountants
June 25, 2015
Toronto, Canada

Collins Barrow Toronto LLP
Collins Barrow Place
11 King Street West
Suite 700, PO Box 27
Toronto, Ontario
M5H 4C7 Canada

T. 416.480.0160
F. 416.480.2646

www.collinsbarrow.com

Consent of Independent Registered Public Accounting Firm

The Board of Directors of Sphere 3D Corp.

We consent to the inclusion in this annual report on Form 40-F and in registration statement on Form S-8 of Sphere 3D Corp., being filed with the United States Securities and Exchange Commission of:

  our Independent Auditors’ Report dated March 31, 2015, on the consolidated financial statements of Sphere 3D Corp., which comprise the consolidated balance sheet as at December 31, 2013 and the consolidated statements of operations, comprehensive loss, changes in shareholders’ equity and cash flows for the year ended December 31, 2013 and a summary of significant accounting policies and other explanatory information.

Licensed Public Accountants
Chartered Accountants
June 25, 2015
Toronto, Canada